                   OPPENHEIMER LIMITED TERM GOVERNMENT FUND
                     Supplement dated November 16, 2004,
                  to the Prospectus dated November 21, 2003

1.   This supplement amends the Prospectus of the Oppenheimer Limited Term
Government Fund dated November 21, 2003.

2.   The second  paragraph of the section  titled  "Class A Contingent  Deferred
Sales Charge" beginning  on page 19,  under  "How to Buy  Shares" is deleted in its entirety and replaced with the following:

     The  Distributor  pays dealers of record  concessions  in an amount equal  to 0.50% of  purchases  of $1  million  or more  other  than purchases by grandfathered  retirement accounts.  For grandfathered retirement  accounts,  the  concession  is 0.75% of the first  $2.5 million  of  purchases  plus 0.25% of  purchases  in excess of $2.5 million.  In  either  case,  the  concession  will  not be  paid on purchases  of shares by  exchange or that were  previously  subject to a front-end sales charge and dealer concession.

November 16, 2004                                                 PS0855.038